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                                                                   EXHIBIT 10.51

                               SECURITY AGREEMENT

                           Dated as of May 20, 1998

                  WHEREAS, pursuant to the terms of a Senior Secured Credit Agreement dated as of May 20, 1998 (as the same may be amended, modified or restated from time to time, the "Credit Agreement") by and among Bank of New York, as Trustee for the Employees Retirement Plan of Keyspan Energy Corp. ("KEP") and Prospect Street NYC Discovery Fund, L.P. ("Prospect Street") (KEP and Prospect Street each a "Lender," and collectively, the "Lenders"), and Skyline Multimedia Entertainment, Inc., a New York corporation ("SMEI" or the "Company"), New York Skyline, Inc., a New York corporation ("NYSI"), Skyline Virtual Reality, Inc., a Delaware corporation ("SVR"), Skyline Chicago, Inc., a Delaware corporation ("SCI") Skyline Magic, Inc., a Delaware corporation ("SMI"), and Skyline Las Vegas, Inc., a Delaware corporation ("SLVI") (SMEI, NYSI, SVR, SCI, SMI and SLVI, each a "Co-Borrower" and "Grantor" and collectively referred to herein as the "Grantors"), the Lenders have agreed to make Loans to the Co-Borrowers in the amounts set forth in the Credit Agreement. Unless otherwise defined herein or on Schedule A hereto, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                  WHEREAS, Grantors, as an inducement to the Lenders to make the Loans, have agreed to grant to the Lenders a security interest in the Collateral (as defined below).

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Security Interest. As security for the payment when and as due of all Obligations, Grantors grant to the Lenders a security interest in all of the following types of its property in which they have a right or interest now existing or hereafter acquired or arising, wherever such property is located or situated, including all parts, accessions, substitutions, replacements, proceeds (including all cash received in respect of any Collateral) and products thereof, thereto and therefor, except such property which, as of the date hereof, is subject to an existing security interest (provided, however, that upon release of any such existing security interest, such property shall be deemed Collateral hereunder) other than the security interests held by the Prospect Street Entities (which security interest shall be subordinated to the security interest granted to the Lenders hereunder) or cannot by the terms of its governing instrument be pledged as Collateral hereunder without resulting in a default, breach, violation or acceleration under such governing instrument:

                  (a) all inventory and other goods which, in connection with its business are held or being processed for sale or lease or to be furnished under contracts of service, or have been so furnished, including raw materials, work in progress, finished goods, and materials and supplies used or consumed in its business ("Inventory");


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                  (b) all accounts, accounts receivable, receivables, contracts, contract rights and leases, and all other rights to payment, whether or not evidenced by an instrument or chattel paper and whether or not payment has been earned by performance (collectively, "Accounts");

                  (c) all instruments, negotiable instruments, and all other writings which evidence a right to the payment of money which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment ("Instruments");

                  (d) all (i) copyrights, copyright registrations and applications for copyright registration, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto (collectively, "Copyrights"), (ii) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world ("Patents"), and (iii) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, prints and labels on which said trademarks, corporate names, company names, business names, fictitious business names, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired (collectively, "Trademarks") together with (A) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in its business; (B) all licenses or user or other agreements granted to it with respect to any of the foregoing, in each case whether now or hereafter owned or used; (C) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like; (D) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (E) all accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (F) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held; and (G) all causes of action, claims and warranties now or hereafter owned or acquired in respect of any of the items listed above;

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                  (e) all documents, documents of title, bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods, and all other documents which in the regular course of business or financing are treated as adequately evidencing that a Person in possession is entitled to receive, hold and dispose of the document and the goods it covers ("Documents");

                  (f) all "equipment", as such term is defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the "Uniform Commercial Code"), now owned or hereafter acquired wherever located and, in any event, including all machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment office machinery, furniture, material handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnations awards and insurance proceeds with respect thereto ("Equipment");

                  (g) all "contracts", as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired or entered into by it and, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper (as defined below), Documents or Instruments) in or under which it may now or hereinafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account ("Contracts");

                  (h) all chattel paper, including any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, and, when a transaction is evidenced both by a security agreement or a lease and by an instrument or a series of instruments, the group of writings taken together ("Chattel Paper");

                  (i) all books and records (including computer databases and software for accessing it) related to any of the foregoing;

                  (j) all securities, including but not limited to stocks (whether Common or Preferred shares), bonds, options, warrants, mutual funds and other instruments commonly referred to as securities ("Securities"); and


                  (k) all other tangible or intangible property, including, without limitation, all proceeds, products and accessions of and to any of the property described in clauses (a) through (j) above in this Section 1 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and

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accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under its control or any computer bureau or service company from time to time acting for it.

All of the foregoing property described in this Section 1 and any part thereof as to each Grantor or collectively, the Grantors, as the case may be, is hereinafter called "Collateral". The security interest granted hereby shall be continuing and shall secure all present and future Obligations whether or not at some prior point in time all Obligations then outstanding shall have been satisfied.

                  Section 2. Representations and Warranties. (a) The chief executive office of each of the Grantors is as set forth on Schedule B. Except for the Lenders' security interest hereunder, Liens not involving amounts in excess of $10,000 and as otherwise described on Schedule C hereto, each Grantor hereby warrants and represents that it is the sole owner of the Collateral attributable to it, free from any Lien, claim, set-off, defense or counterclaim; that all items of Collateral are in all respects what they purport to be; that there is no financing statement now on file in any public office covering any Collateral; and there is no fact that would impair its title to the Collateral, the Collateral's validity or enforceability, each Grantor's ability to perform its obligations hereunder, the Lenders' rights hereunder, or the validity or first priority of the security interest and lien upon the Collateral created by this Agreement.

                  (b) As of the date hereof, none of the Grantors owns or uses any Copyrights, Patents or Trademarks or any Copyrights, Patents or Trademarks registered in, or the subject of pending applications in, the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency or any other country or any political subdivision thereof, other than those described in Schedule D, Schedule E, and Schedule F hereto, respectively.

                  (c) Grantors further warrant that they are aware of no significant third party claim that any aspect of any Grantors' present or contemplated business operations infringes or will infringe any Trademarks. Grantors represent and warrant that all United States Trademark registrations and applications listed in Schedule F are valid, subsisting and have not been canceled and that except as listed in Schedule F, Grantors are not aware of any third-party claim that any of said registrations is invalid or unenforceable. To the best knowledge of Grantors, Grantors have used or intend to use the Trademarks to identify themselves, as the case may be, and the goods and services covered by the Trademarks and all registrations thereof are subsisting and in full force and effect.

                  (d) Grantors represent and warrant that they own or are licensed to practice under all Patents and Copyrights that they now own or practice under. Grantors further warrant that they are aware of no significant third party claim that any aspect of Grantors' present or contemplated business operations infringes or will infringe any Patent or any Copyright of any third party. The Copyrights shown on Schedule D hereto, unless otherwise stated therein, are duly

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recorded or filed for recording in the United States Copyright Office. The
Patent registrations shown on Schedule E hereto, unless otherwise stated therein, are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that the Lenders, upon prior written notice by Grantors, shall consent, and Grantors will not do any act, or omit to do any act, whereby the Patents may become abandoned or dedicated and shall notify the Lenders immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated.

                  (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Copyright, Patent or Trademark with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof or
(ii) file any assignment of or grant of security interest in any Copyright, Patent or Trademark that any Grantor may acquire from a third party, with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof, unless such Grantor shall, on or prior to the date of such filing, notify the Lenders thereof, and upon request of the Lenders, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Lenders may request to evidence the Lenders' interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes each Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                  (f) Grantors will perform all acts and execute all documents, including, without limitation, grants of security interest in form suitable for filing with the United States Copyright Office and United States Patent and Trademark Office, substantially in the forms of Exhibit 1, Exhibit 2 and Exhibit 3 hereto, respectively, reasonably requested by the Lenders at any time to evidence, perfect, maintain, record and enforce the Lenders' interest in the Collateral or otherwise in furtherance of the provisions of this Agreement.

                  (g) Grantors will take all steps reasonably necessary in any proceeding before the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof, to maintain each application and registration of the Copyrights, Trademarks and Patents.

                  (h) Grantors assume all responsibility and liability arising from the use of the Copyrights, Patents and Trademarks, and each Grantor hereby indemnifies and holds each Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any Grantor in connection with any Copyright, Patent or Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Grantor. Each Grantor agrees that the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the


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performance of any obligations to be performed under or with respect to any such agreement or contract by such Grantor, and each Grantor hereby indemnifies and holds each Lender harmless with respect to any and all claims by any person relating thereto.

                  (i) All licenses with respect to Patents, Trademarks or Copyrights, or any other license or sublicense, to which any Grantor is a party are set forth on Schedule G hereto.

                  Section 3. Location and Use of Collateral. Grantors shall:

                  (i) keep all Inventory and all records pertaining to Collateral, at or affixed to the location of its chief executive office set forth on Schedule B or such other place or places as it may designate in a writing delivered to the Lenders thirty (30) days before moving such Collateral or records to another place, and may use such Collateral only for purposes for which it is commonly employed in Grantors' type of business;

                  (ii) as soon as practicable after the date hereof, but in any event within sixty (60) days after such an item of property becomes Collateral, deliver to the Lenders all Instruments, Documents and Chattel Paper that are Collateral, with all endorsements or assignments necessary, or in the Lenders' judgment reasonably appropriate, for each item of such Collateral to be transferable; and

                  (iii) keep the proceeds of all Collateral segregated from property that is not Collateral or proceeds thereof so that it may readily be identified as proceeds of Collateral.

                  Section 4. Financing Statements and Notice. Grantors hereby authorize the Lenders, without notice or the signature of any Grantor, to file any financing statements and any amendments thereto or continuations thereof, naming each Grantor as debtor and the Lenders as secured parties. At the Lenders' request, each Grantor will join with the Lenders in executing any such financing statements, amendments or continuations. In order to perfect, maintain or protect its security interest, the Lenders may give notice of its security interest in Collateral and may deliver a copy of this Agreement to any Person.

                  Section 5. Preservation of Collateral and Security Interest.
(a) Each Grantor shall maintain tangible Collateral in at least as good condition as it is on the date hereof or when acquired by such Grantor, ordinary wear and tear excepted, and not permit anything to be done that will materially impair the value of any Collateral. Each Grantor shall at all times keep accurate and complete records with respect to Collateral and shall furnish to the Lenders upon request copies of its records relating to Collateral and all additional information reasonably requested by the Lenders. The respective representatives of the Lenders shall, during reasonable business hours and upon notice given two Business Days in advance, have the right to enter upon any Grantor's premises, inspect Collateral, and examine and make copies of such Grantor's records relating to Collateral at such Grantor's expense.


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                  (b) No Grantor shall make an assignment, pledge, mortgage, or other transfer of Collateral or any interest in it other than in the ordinary course of its business, and shall keep all Collateral free from all Liens; provided, however, that the foregoing limitations shall not apply to (i) purchase money security interests or capital lease transactions in connection with the purchase or lease of Equipment to be used by such Grantor in the ordinary course of its business or (ii) such other dispositions of Collateral as the Lenders may approve in writing in advance. Within ten (10) days of its occurrence, Grantors shall give written notice to the Lenders of any material loss of, or material damage to, Collateral; Grantors shall give immediate written notice to the Lenders of any Lien, against or upon Collateral having such value which shall not be discharged, released or satisfied within ten (10) days. The Lenders, at their option, may pay or cause the discharge of taxes, Liens at any time levied or placed on Collateral, take any action to maintain and preserve Collateral and remedy any breach of any Grantor hereunder. Each Grantor shall do, execute and deliver all additional acts, deeds, and instruments as the Lender may require, to more completely vest in and assure to the Lenders their rights hereunder.

                  Section 6. Limitation on Modifications of Accounts. No Grantor will, without the prior written consent of the Lenders, grant any extension for the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly, or partly, any

Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business; provided, however, that so long as no Event of Default (as defined in Section 8) has occurred or is continuing, any Grantor may, without the prior written consent of the Lender, allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or the settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned, damaged or non-conforming merchandise.

                  Section 7. Insurance. Each Grantor will maintain insurance on its respective portion of the Collateral in such amounts and with such coverage as is reasonably satisfactory to the Lenders and as is consistent with coverage usually carried by corporations of a similar size engaged in the same or similar business similarly situated. Any proceeds received by any Grantor in payment for loss of or damage to Collateral under such insurance shall be held in trust by such Grantor and be Collateral hereunder; it shall be applied by such Grantor to repair or replace the Collateral in respect of which it was received, and if not so applied, to payment of Obligations. Each Grantor will give the Lenders immediate written notice of the receipt by such Grantor and amount of any such insurance proceeds and prior written notice of the manner in which such proceeds shall be applied. Upon the Lenders' request, such Grantor shall deliver certificates of such insurance to the Lender.

                  Section 8. Events of Default. (a) "Events of Default" shall exist hereunder if:

                  (i) Any Grantor shall fail to perform any Obligation, or to pay any sum to the Lenders, when and as due, whether by acceleration or otherwise;


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                  (ii) any representation or warranty of any Grantor set forth herein shall prove to have been false or misleading in any material respect (if not qualified by materiality) and in any respect (if qualified by materiality) when made or deemed to have been made and, if such breach of representation or warranty is capable of being cured within such time, such breach shall have continued for ten (10) Business Days (A) after notice of such breach if such Grantor has complied with Section 8(b) hereof or (B) after the date of such breach if such Grantor has not complied with Section 8(b) hereof;

                  (iii) any obligation of any Grantor under this Agreement shall not be complied with and, if such noncompliance is capable of being cured within such time, such noncompliance shall have continued for ten (10) Business Days
(A) after notice of such noncompliance if such Grantor has complied with Section 8(b) hereof or (B) after the date of such noncompliance if such Grantor has not complied with Section 8(b) hereof; or

                  (iv) an Event of Default as defined in the Credit Agreement shall occur and be continuing.

                  (b) Each Grantor shall, promptly upon becoming aware thereof, notify the Lenders in writing of any Event of Default and any condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                  Section 9. Rights Following an Event of Default. Following and during the continuance of an Event of Default, each of the following provisions shall apply:

                  (a) the Lenders shall have all rights and remedies afforded by the Uniform Commercial Code, to a secured creditor having a security interest in property to which Article 9 thereof applies.

                  (b) Each Grantor will, upon receipt of any proceeds, dividend, stock certificate or other sums arising from the sale or other disposition of Collateral or any instrument evidencing an obligation to pay such sums, hold same in trust for the Lenders in the form received, and will forthwith, without notice or demand, endorse, transfer and deliver same to the Lenders, and, should such Grantor obtain possession of goods, the sale or lease of which gave rise to an Account, such Grantor shall hold same in trust for the Lenders subject to the security interest hereunder.

                  (c) Each Grantor hereby irrevocably appoints each of the Lenders its true and lawful agent to act in such Grantor's name or in such Lender's name as fully and completely as though such Lender was the absolute owners of Collateral for all purposes. Any Lender may exercise all of such Grantor's rights of collection, enforcement, conversion or exchange and all other similar rights, privileges and options pertaining to Collateral, all of such Grantor's rights to commence, prosecute or settle any legal actions, give releases, or settle or compromise any rights, with respect to Collateral, and generally all of such Grantor's rights to sell, assign, transfer,


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pledge, convey, make any agreement with respect to, or otherwise deal with,
Collateral. The Lender may execute and deliver any and all documents and take any and all actions on behalf of such Grantor in order to carry out the provisions of this Agreement.

                   Nothing herein shall be construed as requiring the Lenders to make any demand or inquiry as to the nature or sufficiency of any payment, or to take any action with respect to Collateral or moneys, proceeds or income due, or to become due thereunder, and no such action taken or omitted to be taken, or delay, by the Lender, shall give rise to any defense, counterclaim or set-off in favor of any Grantor or to any claim or action against the Lenders. The Lenders shall have the right, upon consultation with such Grantor, to communicate with any account debtor of such Grantor in order to verify Account balances from time to time, provided that such verification right shall be exercised in a commercially reasonable manner and pursuant to documentation and procedures acceptable to such Grantor. The Lenders shall have the right, without prior notice to any Grantor, to notify or to require such Grantor to notify the parties obligated on any Collateral to make payment thereon directly to the Lenders. Each such Grantor shall give such notice itself if requested to do so by the Lenders.

                  (d) No Grantor shall make any further use of the Copyrights, Patents or Trademarks for any purpose without the consent of the Lenders and shall, upon the request of the Lenders, use its best efforts to obtain all requisite consents or approvals by the licensor of each license to which such Grantor is a party, including but not limited to those set forth on Schedule G hereto, to effect the assignment of all of Grantor's right, title and interest thereunder to the Lenders or its designees.

                  (e) The Lenders may, at any time and from time to time, upon fifteen (15) days' prior notice to the appropriate Grantor, license (whether general, special or otherwise, and whether on an exclusive or nonexclusive basis) any of the Copyrights, Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Lenders shall in its sole discretion determine.

                  (f) The Lenders may (without assuming any obligations or liability thereunder) enforce, and shall have the exclusive right to enforce, against any licensee or sublicensee all rights and remedies of each Grantor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each such Grantor hereby releases the Lenders from, and agrees to hold the Lenders free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

                  (g) The Lenders may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof (including, without limitation, reasonable attorneys' fees and all legal and other expenses which may be incurred by the Lenders), and then to the Obligations, in such order as is set forth in this Agreement; and each Grantor shall remain liable and will pay the Lenders on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable

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on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Lenders to take any such action at any time.


                  In the event of any such license, assignment, sale or other disposition of all or any part of the Collateral, after the occurrence or continuation as hereinabove provided of an Event of Default, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Copyrights, Trademarks or Patents, and its customer lists and other records relating to the Copyrights, Trademarks or Patents and to the distribution of said products, to the Lenders or their designees.

                  (h) Concurrently with the execution and delivery hereof, each Grantor is executing and delivering to the Lenders, in the form of Exhibit 4 hereto, originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Copyrights, Trademarks and Patents pursuant hereto, and each Grantor hereby releases the Lenders from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Lenders under the power of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Lenders.

                  Section 10. Possession of Collateral. After and during the continuance of an Event of Default, the Lenders shall be entitled, without notice to any Grantor, to appointment of a receiver to take possession of Collateral, and may require each Grantor to assemble Collateral and make the same available to the Lenders at a place to be designated by the Lender reasonably convenient to both parties. The Lenders' duty of care with respect to Collateral shall be limited to the exercise of reasonable care. The Lenders shall be deemed to have exercised reasonable care if Collateral is accorded treatment requested by such Grantor in writing or substantially the same as that the Lenders accord their own property. The Lenders shall not be deemed to have failed to exercise reasonable care solely because it may have failed to accord Collateral treatment requested by such Grantor or to take steps to preserve rights against prior parties or property.

                  Section 11. Application of Proceeds. The proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lenders as follows:

                  FIRST, to the payment of all reasonable costs and expenses incurred by the Lenders in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the agents and legal counsel of the Lenders, the repayment of all advances made by the Lenders hereunder on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, to the payment in full of the principal and interest of the Notes outstanding;


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                  THIRD, to the payment in full of all Obligations (other than those referred to above) owed to the Lenders; and

                  FOURTH, to each Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

                  Section 12. Remedies Cumulative and not Waivable. The rights and remedies of the Lenders herein expressly specified are cumulative and not exclusive of other contractual, common law or statutory rights and remedies that the Lenders may have, including without limitation, the right of set-off and all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial Code as adopted in New York. The Lenders shall be under no duty to exercise or withhold the exercise of any of its rights and remedies provided hereunder or otherwise. No omission or delay by the Lenders in exercising any such right or remedy shall operate as a waiver or partial waiver of any such right or remedy; nor shall any single or partial exercise of any such right or remedy preclude further exercise of such right or remedy, or exercise of any other right or remedy.

                  Section 13. Remedies Fully Exercisable. All rights and remedies that the Lenders may have available to it under arrangements to secure or support the Obligations (including but not limited to any right of setoff, guaranty, bond, letter of credit, insurance, security agreement, pledge, mortgage or deed of trust) may be exercised from time to time, in part or in whole, and in any order by the Lenders without marshaling any Grantor's assets, and without regard to the effect of exercise of one right or remedy upon another right or remedy, the existence of other Liens upon any of such Grantor's assets, or the relative degree or amount of equity that such Grantor shall have in one asset as against another.

                  Section 14. Notices, Waiver of Presentment, Etc. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

 .                 If to Grantors, to:

                  c/o Skyline Multimedia Entertainment, Inc.
                  350 Fifth Ave., Suite 612
                  New York, NY 10118
                  Facsimile No.:  (212) 564-0652
                  Attn:  President


                  with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, NY 10036
                  Facsimile No.:  (212) 969-2900
                  Attn:  Neil S. Belloff, Esq.

                  If to the Lenders, to:

                  Bank of New York, as Trustee for the Employees Retirement Plan of Keyspan Energy Corp.
                  c/o The Brooklyn Union Gas Company
                  One MetroTech Center
                  Brooklyn, NY  11201-3850
                  Facsimile No.:  (718) 643-1341
                  Attn:  Thomas Riordan

                  with a copy to
                  Cullen & Dykman
                  177 Montague Street
                  Brooklyn, NY 11201
                  Facsimile No.: (718) 935-1304
                  Attn:  Lance D. Myers, Esq.

                  and

                  Prospect Street NYC Discovery Fund, L.P.
                  250 Park Avenue, 17th Floor
                  New York, NY  10177
                  Facsimile No.:  (212) 490-1566
                  Attn:  John F. Barry, III
                  with a copy to:

                  Morgan Lewis & Bockius
                  101 Park Avenue
                  New York, NY  10178
                  Facsimile No.:  (212) 309-6002
                  Attn:  Ira White, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto at least ten
(10) days prior to the effective date of such notice.

                  Each Grantor hereby waives presentment, notice of dishonor and protest of any instruments included in or evidencing Obligations and all other notices and demands not expressly required by this Agreement.

                  Section 15. New York Law; Resolution of Disputes. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Except as may be otherwise provided herein or as the context may require, all terms used herein shall have the meaning ascribed to them by the Uniform Commercial Code as adopted in New York. In connection with any dispute which may arise under this Agreement, each Grantor, for itself and in respect of its property, hereby irrevocably submits to, consents to, and waives any objection to, the jurisdiction of the courts of the State of New York located in the Borough of Manhattan in the City of New York or of the United States District Court for the Southern District of New York, or, at the option of the Lender, to the courts of any jurisdiction in which such Grantor or any Collateral may be located, and waives any objection to the laying of venue in such a court. Each Grantor admits that any such dispute may be resolved at least as conveniently in such a court as in any other court and, will not seek dismissal or a change of venue on the ground that resolution of such a dispute in any such court is not convenient or in the interests of justice. No Grantor shall seek a jury trial in any action based upon or arising out of this Agreement or any related document or agreement. No Grantor will seek to consolidate any such action with any other action in which trial by jury has not been waived.

                  Section 16. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever without the written approval of each party hereto.

                  Section 17. Termination, Release of Collateral. After the Termination Date (as defined below) this Agreement shall terminate and the Lenders, at the request and expense of Grantors, will execute and deliver to Grantors a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement as to Grantors, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Lenders and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all payment Obligations have been irrevocably satisfied in full.

                  Section 18. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with each Grantor and each Lender.

                  Section 19. Other Provisions. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. It sets forth all representations relied upon by Grantors in connection with it. The Lenders, and their respective directors, officers, limited partners, general partners, attorneys, agents and employees, shall not be liable to Grantors for any loss or damage caused by any act or omission on the part of any of them unless such loss or damage shall have been caused by the gross negligence or wilful misconduct of such Person. This Agreement shall be binding upon the successors and assigns of Grantors and shall inure to the benefit of the successors of the Lenders. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained shall not be affected or impaired in any way. Section headings used herein are for convenience only and shall not affect the construction of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.


                                     SKYLINE MULTIMEDIA ENTERTAINMENT, INC.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                     NEW YORK SKYLINE, INC.




                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                     SKYLINE VIRTUAL REALITY, INC.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                     SKYLINE CHICAGO, INC.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:



                     [Signature Page to Security Agreement]

                                     SKYLINE MAGIC, INC.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                     SKYLINE LAS VEGAS, INC.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:



                                     BANK OF NEW YORK, AS TRUSTEE FOR THE
                                     EMPLOYEES RETIREMENT PLAN OF KEYSPAN ENERGY
                                     CORP.



                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                                     PROSPECT STREET NYC DISCOVERY FUND, L.P.

                                     By: Prospect Street Discovery Fund, Inc.
                                         its General Partner


                                     By:
                                         -----------------------------------
                                         Name:
                                         Title:


                     [Signature Page to Security Agreement]

                        Schedule A to Security Agreement

                                   Definitions


As used herein the following terms have the following respective meanings:

         Obligations shall mean:

                           i. (x) the principal of and accrued interest on the
Loans and the Notes and (y) all other obligations and indebtedness (including without limitation indemnities, fees, expenses and interest on any such obligations and indebtedness) of Grantors to the Lenders now existing or hereafter incurred under, arising out of, or in connection with, the Loans, the Notes, the Credit Agreement, the Warrants or any of the Security Documents;

                           ii. any and all sums advanced by the Lenders in
accordance with the terms of the Security Documents in order to preserve the Collateral or preserve its security interest in the Collateral; and

                           iii. in the event of any proceeding for the

collection or enforcement of any indebtedness, obligations or liabilities of Grantors, on and after an Event of Default shall have occurred and be continuing, the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Lenders of its rights under the Loans, the Notes, the Credit Agreement, the Warrants or any of the Security Documents, together with attorneys' fees and expenses and court costs and all other amounts paid by the Lenders under the Loans, the Notes, the Credit Agreement, the Warrants or any of the Security Documents.

         Security Agreement: shall mean this Agreement, as the same may be amended, modified or restated from time to time in accordance with the terms hereof.

         Security Documents: shall mean the Security Agreement, the Subsidiary Guarantee Agreement, the Subsidiary Stock Pledge Agreement and any other instrument or agreement which purports to grant to the Lenders a security interest in or a Lien on property to secure any Obligations, or which is stated therein to be a Security Document. All references to any Security Document shall mean such Security Document, as the same may be amended, modified or restated from time to time in accordance with the terms thereof.

                        Schedule B to Security Agreement

                        Grantors' Chief Executive Office


c/o Skyline Multimedia Entertainment, Inc.
350 Fifth Ave., Suite 612
New York, NY 10118

                        Schedule D to Security Agreement

                 List of Copyrights, Copyright Registrations and

                    Applications for Copyright Registrations


None.

                        Schedule E to Security Agreement

                     List of Patents and Patent Applications


None.

                        Schedule F to Security Agreement

                 List of Trade Names, Trademarks, Service Marks
                  Trademark and Service Mark Registrations And
            Applications for Trademark and Service Mark Registrations





                   Application (A)
                   Registration (R)
Mark               or Series No. (S)            Registration or Filing Date
----               -----------------            ---------------------------


Skyline has a registered trademark in "Skyride" and its Logo.

                        Schedule G to Security Agreement

                                    Licenses


License in the trademark "XS: Too Much is Not Enough" from NAMCO.

                        Schedule H to Security Agreement

                             Location of Collateral



c/o Skyline Multimedia Entertainment, Inc.
350 Fifth Ave.
New York, NY 10118

c/o XS, New York
1457-1463 Broadway
New York, NY 10036